JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS Q and T

Supplement dated July 31, 2018 to PROSPECTUSES dated April 30, 2018

Death Benefit Buy Back Offer

This Supplement applies to REVOLUTION VALUE VARIABLE ANNUITY Contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock”, the “Company” or “we”). It supplements the prospectuses dated April 30th, 2018 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like a copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-528-0198 to request a free copy.

Purpose of this Supplement

This Supplement announces a limited time offer available only to certain contract owners as described in more detail below.

You should carefully read this Supplement before making your decision regarding this Offer. This Offer asks you to terminate your Contract in return for an increase to your Contract Value, as described below. In doing so, you will also lose your death benefit and all Riders you have under the Contract.

When does this Offer apply?

For a limited time, John Hancock is offering to ‘buy back’ your Death Benefit according to the terms described below. The Company intends to make this buy back offer (the “Offer”) available for a limited time beginning on or about September 7, 2018 through December 7, 2018 (“Offer Period”).

Who does the Offer apply to?

This Offer applies only to “Eligible Contract Owners.”

An Eligible Contract Owner is any Contract Owner who purchased a Contract on or after September 15, 1999 and who has a death benefit that is greater than their Contract Value “in the money” as of June 30, 2018. An Eligible Contract Owner can have either one of these death benefits (the “Death Benefit(s)”):

●	A standard Death Benefit, which is included under the Contract for no additional charge; or
●	An Enhanced Death Benefit, which was elected at issue for an additional charge.

In this Supplement, we also refer to Eligible Contract Owners as “you” or “your”. For information on these Death Benefits and any other Riders you may have elected, see Schedule A.

What does this Offer entail?

We are offering to buy back your Death Benefit for the “Total Offer Amount,” which will equal your Contract Value plus an enhancement amount as described below (the “Enhancement Amount”).

IF YOU ACCEPT THIS OFFER, YOUR CONTRACT, DEATH BENEFIT AND ANY ADDITIONAL RIDERS YOU MAY HAVE ELECTED WILL TERMINATE IN ITS ENTIRETY AND HAVE NO FURTHER VALUE, FORCE OR EFFECT, AS FOLLOWS:

●   Any and all Riders and benefits under your Contract will terminate without value upon your acceptance of the Offer – not just your Death Benefit. This may include one or more of the following Riders under your Contract: Accumulated Value Enhancement

(“CareSolutions Plus”) Rider; Earnings Enhancement (“Beneficiary Tax Relief”) Death Benefit Rider; Enhanced Death Benefit Rider, or Guaranteed Retirement Income Benefit Rider (singly or jointly, the
“Rider(s)”).

●   We calculate the payment amount based on the value of your Death Benefit. The calculation is not based on the value of any other Rider(s) that will terminate as a condition of your acceptance of the Offer.

●   We will waive any applicable surrender charges, any pro-rated charges, and any applicable negative market value adjustment for any amounts invested in the Fixed Investment Option.

●   If you have not reached age 59 1⁄2, a 10% penalty tax (in addition to any income tax due) generally applies to any taxable portion of the Total Offer Amount.

How is the Enhancement Amount calculated?

The Enhancement Amount that will be added to your Contract Value is calculated by multiplying the “Applicable Percentage,” which is based on your attained age (see table below), against the applicable Net Amount at Risk (“NAR”). The applicable NAR is the difference, if any, by which the Death Benefit (standard Death Benefit or Enhanced Death Benefit) exceeds the Contract Value as of June 30, 2018.

Attained Owner[1] Age	Up to 49	50-59	60-69	70-79	80-89	90-99	100+
Applicable Percentage	30%	35%	40%	50%	70%	80%	100%

1 Owner can include a person or entity such as a Trust. In case of an entity, annuitant age is used.

For example, if you are 65 and your Contract Value is $50,000 and your Death Benefit is $70,000, then your NAR is $20,000 ($70,000 minus $50,000). Your Enhancement Amount would be $8,000, which is 40% (the Applicable Percentage for age 65) x $20,000 (the NAR). Therefore, your Total Offer Amount would equal $58,000 ($50,000 Contract Value + $8,000 Enhancement Amount).

Since the Enhancement Amount is calculated based on the NAR as of June 30, 2018, it is locked in as of that date and will stay the same throughout the Offer Period.

We will never apply less than a minimum Enhancement Amount of $250. This means that even if your Enhancement Amount calculation produces an amount less than $250, we will still add $250 to your Contract Value to calculate the Total Offer Amount.

Please see Schedule B for further details.

Why is John Hancock making this Offer?

We believe that this Offer may be mutually beneficial to us and any Eligible Contract Owners who no longer need or want the guarantees provided by the Contract, the Death Benefit, and, if applicable, the Rider(s).

John Hancock would receive a financial benefit because past market conditions and the ongoing low interest rate environment make continuing to provide these benefits costly to us. We expect making the Offer and payment of any Enhancement Amounts to be less costly to us than continuing to guarantee the benefits. Please note that, over the long term, not accepting the Offer may be more beneficial for some Contract Owners.

Am I eligible for this Offer?

You are eligible for the Offer if:

•	You are the owner of a Contract purchased on or after September 15, 1999;
•	Your Contract is still in force;
•	There is no Death Benefit Claim pending;
•	Your Death Benefit is greater than your Contract Value as of June 30, 2018; and
•	You have not annuitized your Contract under the Guaranteed Retirement Income Benefit Rider.

Am I required to accept this Offer?

No, this Offer is voluntary. You are not required to accept this Offer or take any action under your Contract. If you do nothing, we will consider you to have rejected the Offer. If you do not accept this Offer, your Contract, Death Benefit and, if applicable, any Rider(s) you may have elected will continue under the same terms.

If you accept this Offer, your entire Contract, Death Benefit and, if applicable, any Rider(s) you may have elected will terminate and have no further value, force or effect.

How do I accept the Offer and what day’s pricing will I receive?

We will consider your Acceptance in Good Order once we receive your Buy Back Acceptance Request form and all other necessary documentation, properly completed and signed, in our Administrative Office at the following address: 30 Dan Road, Suite 55444, Canton, MA 02021-2809

In calculating your Total Offer Amount, we will use your Contract Value on the Business Day that we receive your Acceptance in Good Order. If we receive your Acceptance in Good Order after 4 p.m. Eastern Time, we will determine Contract Value as of the close of the following Business Day.

We will add the Enhancement Amount, which was provided to you in your Offer letter, to this Contract Value amount to determine your Total Offer Amount. No Surrender Charge, MVA or other deduction will be applied against the Contract Value.

How long do I have to decide?

To accept the Offer, your Acceptance in Good Order must be postmarked no later than December 7, 2018.

What factors should I consider before accepting this Offer?

Prior to accepting the Offer, you should review and understand that you are giving up your Death Benefit (which is either the Standard Death Benefit or the Enhanced Death Benefit Rider), and, if applicable, any additional Rider(s) you may have elected. Please see Schedule A for more information on these and other Riders. You may want to discuss this Offer with your financial representative, any other advisers and your beneficiaries.

Once you have terminated your Contract in exchange for the Total Offer Amount, it cannot be undone. We will not reinstate your Contract and/or benefits.

Some additional factors you may wish to consider:

●	Whether it is still important for you to leave a Death Benefit for your beneficiaries.
●	Whether your current state of health leads you to believe it is likely that you would leave a Death Benefit to your beneficiaries under the Contract.
●	Whether you intend to transfer the Total Offer Amount to a different product which could result in additional sales charges.
●	Whether your Death Benefit and other Riders are more valuable than the Total Offer Amount.
●	Whether accepting this Offer would have a negative tax impact.
●	Whether any additional Rider(s) that you may have elected is still important to you, as such Rider(s) may not be available with the same features and at the same charge, if applicable, in a replacement policy. This includes, but is not limited to, whether:
○	The CARESolutions Plus Rider, which provides additional account value accumulation should you have a qualified disability, and/or
○	The guaranteed income stream provided through the Guaranteed Retirement Income Benefit Rider, including whether your future income needs have changed or if you have an alternate source to provide any needed income, and
○	The Total Offer Amount is more important to you than the current value of your Death Benefit and any other Riders.

This Offer may be beneficial for some but not for others. See sample profiles below.

Sample profile of someone who might choose not to take the Offer:

➢	Jan and Paul are in their 70s and enjoying retirement. They are fortunate enough to have a pension and retiree medical coverage. They feel financially secure for the remainder of their lifetimes. They also have 4 grown children for whom Jan and Paul are interested in leaving an inheritance. They are not interested in the Offer, as they don’t need cash now, and they would prefer to leave the Death Benefit for their children.

Sample profile of someone who might choose to take the Offer:

➢	Beverly has recently retired, but still has expenses and some debt. Beverly would also love to help pay down some of her children’s college loans, and she has an interest in traveling while still in good health. She is interested in the Offer, as it could help meet today’s income needs.

The Buy Back Offer may not be available in all states, at all times, or through all financial intermediaries. The Company may modify, suspend, or terminate the Buy Back Offer, in whole or in part, at any time prior to receiving your Acceptance in Good Order in our Administrative Office. The Company may also extend the Offer Period in its sole discretion. In the future, we may make new, additional, or modified offers with different terms that may be more or less favorable than the terms described herein.

What are the tax considerations?

The proceeds you receive when you surrender your Contract may be taxable to you, including the Enhancement Amount. Please consult with your own tax professional to understand the consequences of accepting the Offer. Please see Schedule C for more information on the taxation of distributions from nonqualified Contracts, traditional IRAs, Roth IRAs, and Contracts held in other qualified retirement plans. This information is not intended to serve as, and does not constitute, tax advice or a complete list of all the things that you may want or need to consider in deciding whether to accept the Offer.

You should retain this Supplement for future reference.

Supplement dated July 31, 2018

07/18:VAPS54	333-164147 333-164139

SCHEDULE A

You are an Eligible Contract owner if your Death Benefit is in the money. Your Contract has either one of the following two Death Benefits:

1.	Standard Death Benefit, at no additional charge.

The standard death benefit under the Contracts is the greater of:

●	your Contract Value, adjusted by any then-applicable market value adjustment; or
●	the total amount of Purchase Payments made, minus any withdrawals and related withdrawal charges.

2.	Enhanced Death Benefit Rider, at an additional charge.

Under this benefit, we will pay the greatest of:

●	the standard death benefit;
●

the amount of each Purchase Payment you have paid accumulated at 5% effective annual interest during the benefit’s measuring period (less any withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or

●

the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract during the benefit’s measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.

The benefit’s “measuring period” includes only those Contract Anniversaries that occur (1) before we receive proof of death and (2) before the measuring life turns age 81. If an Owner is also an Annuitant, we generally consider that person to be an “Owner” instead of an “Annuitant” for purposes of determining the benefit’s measuring life.

Your Enhanced Death Benefit Rider may differ in your state. You should refer directly to the Rider we gave you when you purchased your Contract. We will provide you with a copy on request. If you accept the Offer, we will terminate your Contract, Death Benefit and, if applicable, any additional Rider(s) you may have. Such additional Riders include:

1.	Earnings Enhancement Death Benefit Rider

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants when you purchased the benefit. In certain marketing materials, this benefit may have been referred to as the “Beneficiary Tax Relief” benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount is determined as follows:

●

if all of the Owners and the Annuitant are under age 70 on the date your benefit was issued, the earnings enhancement amount will be 40% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your “Net Purchase Payments,” up to a maximum benefit amount of 80% of your “Adjusted Net Purchase Payments” prior to the date of the decedent’s death;

●

if any of the Owners or the Annuitant is age 70 or older on the date your benefit was issued, the earnings enhancement amount will be 25% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your

“Net Purchase Payments,” up to a maximum benefit amount of 50% of your “Adjusted Net Purchase Payments” prior to the date of the decedent’s death; but
●	if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.

“Net Purchase Payments,” for purposes of this benefit, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase Payments. “Adjusted Net Purchase Payments” means Net Purchase Payments minus any Purchase Payments you paid in the 12-month period prior to the decedent’s death (excluding the initial Purchase Payments).

2.	Accumulated Value Enhancement Benefit or CARESolutions Plus Rider, at an additional charge.

If you elected this benefit when you purchased a Contract, we will make a contribution to the Contract Value on a monthly basis if the covered person (who must be an Owner and the Annuitant):

●	is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; and
●	is receiving certain qualified services described in the Rider.

The amount of the contribution (called the “Monthly Benefit”) is shown in the specifications page of the Contract. However, the benefit contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the Contract Value can be increased by this benefit (the “benefit limit”). The Rider must be in effect for 7 years before any increase will occur.

You could elect this benefit only when you applied for a Contract, if it was then available in your state. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by John Hancock USA and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See “Limits on Purchase Payments” for a general description of other Purchase Payment limits under the Contract.)

You could not have elected this Rider unless you also elected the waiver of withdrawal charge Rider. There is a monthly charge for this Rider as described in the Fee Tables.

The Rider terminates if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the Contract Value falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge terminates when the Rider terminates.

If you choose to continue the Rider after the Contract’s Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this Rider may have been referred to as “CARESolutions Plus.”

The Rider was not available in FL, ND, NY or OR (not applicable to Contracts issued under Separate Account T).

3.	Guaranteed Retirement Income Benefit Rider

(Applicable only to Contracts issued before May 1, 2004 that may have been issued with the Guaranteed Retirement Income Benefit Rider)

Under this Rider, we guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

●	The Maturity Date must be within the 30 day period following a Contract Anniversary.
●

If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant’s 60th birthday and on or before the Annuitant’s 90th birthday.

●

If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant’s 90th birthday.

If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.

If you decided to add this Rider to your Contract, and if you ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our “Option A: Life Annuity with Payments for a Guaranteed Period” described below under “Annuity Options.” The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant’s age at the annuity date and whether your Contract is purchased in connection with a Qualified Plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this Rider.

We guarantee that the amount you can apply to this Annuity Option to be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any withdrawals you have taken. The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market Investment Option (currently 4%) and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) are only applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we apply the higher amount to the Annuity Option instead of the guaranteed amount.

There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminate if your Contract is surrendered or the Annuitant dies. After you’ve held your Contract for 10 years, you can terminate the Rider by written request.

SCHEDULE B

Hypothetical Total Offer Amount Examples

The following examples demonstrate how we calculate the Total Offer Amount.

Assumptions:

Attained Owner Age	Up to 49	50-59	60-69	70-79	80-89	90-99	100+
Enhancement Percent	30%	35%	40%	50%	70%	80%	100%

Example 1 – Contract Owner is 85:

Contract Value:	$10,000

Death Benefit:	$30,000

Net Amount at Risk (NAR):	$20,000

Enhancement Percent (per chart above):	70%

Enhancement Amount: The Enhancement Amount is determined as a percentage of the NAR, as of on June 30, 2018, based on the attained age of the Contract Owner, subject to a minimum of $250.

In this example, the Enhancement Amount is the greater of $250 or 70% of the NAR (70% x $20,000) = $14,000.

The Enhancement Amount is $14,000.

Total Offer Amount: The Total Offer Amount is determined by adding the Enhancement Amount to the Contract Value as of the Business Day we receive your Acceptance in Good Order.

In this example, the Total Offer Amount is equal to $14,000 + $10,000 = $24,000.

Example 2 - Contract Owner is age 65:

Contract Value:	$50,000

Death Benefit:	$75,000

Net Amount at Risk (NAR):	$25,000

Enhancement Percent (per chart above):	40%

Enhancement Amount: The Enhancement Amount is determined as a percentage of the NAR as of on June 30, 2018, based on the attained age of the Contract Owner, subject to a minimum of $250.

The Enhancement Amount is the greater of $250 or 40% of the NAR (40% x $25,000) = $10,000.

In this example, the Enhancement Amount is $10,000.

Total Offer Amount: The Total Offer Amount is determined by adding the Enhancement Amount to the Contract Value as of the Business Day we receive your Acceptance in Good Order.

In this example, the Total Offer Amount is equal to $10,000 + $50,000 = $60,000.

Example 3 - Contract Owner is 45, and the Enhancement Amount is less than the minimum value of $250:

Contract Value:	$1,000

Death Benefit:	$1,500

Net Amount at Risk (NAR):	$500

Enhancement Percent (per chart above):	30%

Enhancement Amount: The Enhancement Amount is determined as a percentage of the NAR as of June 30, 2018, based on the attained age of the Contract Owner, subject to a minimum of $250.

The Enhancement Amount is the greater of $250 or 30% of the NAR (30% x $500) = $150.

In this example, the Enhancement Amount is set at $250 because the minimum Enhancement Amount is $250.

Total Offer Amount: The Total Offer Amount is determined by adding the Enhancement Amount to the Contract Value as of the Business Day we receive your Acceptance in Good Order.

In this example, the Total Offer Amount is equal to $1,000 + $250 = $1,250.

SCHEDULE C

Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

If you accept this termination offer and surrender your Contract, you will be taxed on the Total Offer Amount to the extent it exceeds your investment in the Contract. This means that you may be taxed on all or a portion of the Enhancement Amount. The amount subject to tax represents ordinary income and not capital gains. In general, your investment in the Contract equals the total premiums you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax. However, if you originally purchased your Contract through a tax-deferred Section 1035 exchange of another contract, your investment in the Contract equals the carryover investment in the replaced contract, plus any premium payments you made to your Contract after the exchange and less any non-taxable distributions received after the exchange.

Aggregation of Contracts

Under certain circumstances, you may be taxed on an amount other than the excess of the Total Offer Amount over your investment in the Contract. When a taxpayer has purchased two or more nonqualified deferred annuity contracts from the same insurance company or its affiliates during the same calendar year, all such contracts are treated as one contract for purposes of determining how much is includible in income on the surrender of any contract in the group. If you own other nonqualified deferred annuity contracts, issued by us or our affiliate during the same calendar year as this Contract, we must aggregate the contracts to determine the taxable portion of the amount received on surrender of the Contract. Whether the other contracts have a gain or loss will, therefore, affect how much of the Total Offer Amount represents income.

Penalty Tax on Premature Distributions from a Nonqualified Annuity

In addition to income tax, there is a 10% penalty tax on the taxable amount of a distribution from a deferred annuity contract. Exceptions to this 10% penalty tax include distributions:

●	Received on or after the date the Contract Owner reaches age 59 1⁄2;
●	Attributable to the Contract Owner becoming disabled (as defined in the tax law);
●	Made to a beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant; or
●

Made as a series of substantially equal periodic payments (not less frequently than annually) for the life or life expectancy of the Contract Owner or for the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary.*

* A contract owner, who has been taking a series of substantially equal periodic payments from a contract, may be subject to retroactive application of the penalty tax, plus interest, on a surrender or other change in the payments before the later of turning age 59 1⁄2 and the passage of five years after the date of the first payment in the series.

Section 1035 Exchanges

You may avoid current tax on the income from the surrender of your Contract if you exchange it for another annuity contract in accordance with Internal Revenue Code (“Code”) section 1035. If you elect to do a 1035 exchange to another contract, you will not be taxed until you take a distribution from that contract. For a 1035 exchange, you must first provide us with the other company’s properly completed paperwork and we must pay the Total Offer Amount directly to the other company. You may not take a cash distribution if you intend to defer tax through a 1035 exchange.

Traditional IRAs

In general, all amounts paid out from a Traditional IRA Contract are taxable as ordinary income. In effect, this means that you will be taxed on the Enhancement Amount. However, a portion of what you receive may be excludible from income, if you either made non-deductible contributions to your Contract or had rolled over after-tax contributions from a tax-qualified retirement plan. If you have more than one Traditional IRA, non-deductible contributions in any of those IRAs will factor into the determination of how much of the Total Offer amount is includible in your income. Note that we must report all distributions from IRAs as taxable and you must claim any after-tax amounts when filing your individual tax return.

Penalty Tax on Premature Distributions from a Traditional IRA

In addition to income tax, there is a 10% penalty tax on the taxable amount of any distribution from a Traditional IRA. The penalty tax does not apply to a payment:

●	Received on or after the date on which the Owner reaches 59 1⁄2;
●	Received on or after the Owner’s death;
●	Attributable to the Owner’s disability (as defined in the tax law); or
●

Made as a series of substantially equal periodic payments (not less frequently than annually) for the life or life expectancy of the Owner or the joint lives or joint life expectancies of the Owner and a designated beneficiary.*

* A contract owner, who has been taking a series of substantially equal periodic payments from a contract, may be subject to retroactive application of the penalty tax, plus interest, on a surrender or other change in the payments before the later of turning age 59 1⁄2 and the passage of five years after the date of the first payment in the series.

In addition, the 10% penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met for these three exceptions to the penalty tax.

Transfers and Rollovers

You may avoid current tax on the income from the surrender of your Contract if you do either a direct transfer of your Total Offer Amount to another Traditional IRA or an indirect rollover to another Traditional IRA. In order to do a direct transfer, you must provide us with the properly completed transfer forms from the issuer of your other Traditional IRA and we will make payment directly to the other issuer. For an indirect rollover, we will pay the Total Offer Amount to you and you are responsible for ensuring that the funds are contributed to your other Traditional IRA within the 60-day window that begins with your receipt of the distribution. If you elect to receive a check, the 60 days begins with your receipt of the check not with the date you cash the check. Please note that you may make only one indirect rollover with respect to all your Traditional IRAs within a 12-month period.

Depending on the terms of the plan, you may also be able to do a direct rollover to a tax-qualified retirement plan in which you are a participant. You should consult with your plan administrator as to whether that is an option. We must receive properly completed forms from the plan to process any such rollover and payment will be made to the plan.

You may do a rollover from a Traditional IRA to a Roth IRA. A rollover to a Roth IRA is taxable but is not subject to the additional 10% penalty tax.

Roth IRAs

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution must satisfy two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	Received after the Owner turns age 59 1⁄2;
●	Received after the Owner’s death;
●	Attributable to the Owner being disabled (as defined in the tax law); or
●	A qualified first-time home buyer distribution within the meaning of section 72(t)(2)(F) of the Code.

This means that you may be taxed on all or a portion of the Enhancement Amount.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty tax may also apply to amounts converted to a Roth IRA that are subsequently distributed within the 5-year period beginning in the year of conversion. Please read Penalty Tax on Premature Distributions from a Traditional IRA, above, for more information.

Transfers and Rollovers

A direct transfer or an indirect rollover from one Roth IRA to another Roth IRA is not subject to current income tax. In order to do a direct transfer, you must provide us with the properly completed transfer forms from the issuer of your other Roth IRA and we will make payment directly to the other issuer. For an indirect rollover, we will pay the Total Offer Amount to you and you are responsible for ensuring that the funds are contributed to your other Roth IRA within the 60-day window that begins with your receipt of the distribution. If you elect to receive a check, the 60 days begins with your receipt of the check not with the date you cash the check. Please note that you may make only one indirect rollover with respect to all your Roth IRAs within a 12-month period.

Contracts Held In Other Qualified Retirement Plans

Depending on your age, the terms of the plan and the applicable provisions of the Code, there may be restrictions on your ability to receive a distribution from the Contract. Please consult with your plan administrator concerning your ability to receive a distribution from the Contract.

In general, the amount paid to you on surrender of the Contract is taxable as ordinary income. If you have made non-deductible contributions to the Contract, distribution of those amounts are not subject to tax. This means that you may be taxed on the Enhancement Amount.

Penalty Tax on Premature Distributions from Qualified Plans

In addition to income tax, there is a 10% penalty tax on the taxable amount of any distribution from a qualified retirement plan. The penalty tax does not apply to a payment:

●	Received after the employee reaches age 59 1⁄2;
●	Received after the employee’s death;
●	Attributable to the employee’s disability (as defined in the tax law);
●	Made to the employee after separation from service after attainment of age 55; or
●

Made as a series of substantially equal periodic payments (not less frequently than annually) for the life or life expectancy of the employee or the joint lives or joint life expectancies of the employee and a designated beneficiary, provided that such payments began after the employee separated from service.*

* A contract owner, who has been taking a series of substantially equal periodic payments from a contract, may be subject to retroactive application of the penalty tax, plus interest, on a surrender or other change in the payments before the later of turning age 59 1⁄2 and the passage of five years after the date of the first payment in the series.

Rollovers

A direct rollover to another eligible retirement plan, including a Traditional IRA, is not subject to current income tax. Please check with the other plan first to confirm that it will accept a direct rollover from your Contract. In order to do a direct rollover, you must provide us with the properly completed paperwork from the other plan or IRA and we will make payment directly to them.

You may also do an indirect rollover to a Traditional IRA and, depending on the terms of the plan, may be able to do an indirect rollover to another eligible retirement plan. Please check with the other plan first to confirm that it will accept an indirect rollover from your Contract. For an indirect rollover, we will pay you and you are responsible for ensuring that the funds are contributed to your Traditional IRA or other eligible retirement plan within the 60-day window that begins with your receipt of the distribution. If you elect to receive a check, the 60 days begins with your receipt of the check not with the date you cash the check. Please note that we must withhold 20% of your Total Offer Amount as tax if you elect any cash distribution, even if you intend to do an indirect rollover. That means, if you wish to complete an indirect rollover of the entire Total Offer Amount, you must make up the 20% shortfall with other funds. The 20% withheld can be claimed as a credit against your federal income tax liability for the year.